UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

CITIZENS, INC.
 (Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 East Anderson Lane Austin, Texas	78752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 837-7100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 2, 2009, the Citizens, Inc. (“Citizens” or “Company”) Board of Directors voted to revise the Company’s Code of Business Conduct and Ethics (the “Code”) posted on its website at www.citizensinc.com in order to clarify: (1) the Code’s application to the Company’s subsidiaries; (2) the Code’s internal distribution and certification process; and (3) that it is not a conflict of interest for members of the same or “immediate” (as defined therein) family to conduct business on the Company’s behalf as employees of the Company. The Company has posted the revised version of the Code on its website. The Code applies to all employees, including Citizens’ principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

	By:	/s/ Rick D. Riley

Rick D. Riley, Vice Chairman and President
Date: June 2, 2009

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